SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                FORM 8-K

                             CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): April  1, 1997

                   TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-20303             13-2846796
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  (State or Other Jurisdiction        (Commission          (I.R.S. Employer
        of Incorporation)             File Number)        Identification No.)


P.O. Box 382, Fields Lane, Brewster, New York                     10509
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  (Address of Principal Executive Offices)                       Zip Code


  Registrant's telephone number, including area code:  (914) 277-8100
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                Former name or former address, if changed since last report

  Item 5.    Other Events.
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          Pending Acquisition of Programs for Education, Inc.
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  On April 1, 1997, Touchstone Applied Science Associates, Inc. (the
  "Company") entered into a letter of intent to purchase all of the assets of Programs for Education, Inc. for a purchase price equal to approximately $3,200,000. The assets of Programs for Education, Inc. include trademarks, tradenames, manuscripts, contracts and contract rights with respect to educational publications. The acquisition is currently scheduled for closing in May 1997 and is subject to the execution of definitive documentation and the satisfaction of conditions precedent.

                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.




                          By:  /s/ ANDREW L. SIMON
                               -----------------------------------------
                               Andrew L. Simon
                               President


  Date: April 15, 1997